                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 1997



                              CONNETICS CORPORATION
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             (Exact name of registrant as specified in its charter)
                    (Formerly CONNECTIVE THERAPEUTICS, INC.)




                                    Delaware
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                 (State or other jurisdiction of incorporation)




         0-27406                                          94-3173928
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(Commission File Number)                      (IRS Employer Identification No.)




3400 West Bayshore Road, Palo Alto, CA                      94303
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(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code: (415) 843-2800


                          Connective Therapeutics, Inc.
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

A.      PRIVATE PLACEMENT

               On May 15, 1997, Connetics Corporation (the "Company") and a selling stockholder entered into an agreement with certain accredited investors, including the Sprout Group, Domain Partners, Biotechnology Investments Limited, and New York Life Insurance Company (the "Investors"), to sell an aggregate of 1,936,357 shares of the Company's Common Stock at a price of $6.05 per share. The financing closed on May 16, 1997. The Company sold 1,810,000 shares, for an aggregate purchase price of $10,950,000, and also issued to the Investors warrants to purchase a total of 905,000 shares of the Company's Common Stock at an exercise price of $9.08 per share. The warrants will expire in May 2001. The Company has agreed to file within forty-five days of the closing a registration statement on Form S-3 covering the resale of the shares of Common Stock sold directly and the shares issuable upon exercise of the warrants.


B.      CHANGE OF NAME

        On May 14, 1997, the Company's stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation to change the Company's name from Connective Therapeutics, Inc. to Connetics Corporation. This amendment was filed with the Secretary of State of Delaware on May 15, 1997.


C.      ADOPTION OF STOCKHOLDER RIGHTS PLAN

        Effective as of April 29, 1997, the Company's Board of Directors declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, $0.001 par value (the "Common Shares"), of the Company. The dividend is payable on May 20, 1997 (the "Record Date") to stockholders of record as of the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Participating Preferred Stock, $0.001 par value, of the Company (the "Preferred Shares"), subject to adjustment, at a price of $49 per one-thousandth of a preferred share, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in a Preferred Shares Rights Agreement (the "Rights Agreement") dated as of May 20, 1997 between the Company and U.S. Stock Transfer Corporation, as Rights Agent (the "Rights Agent").

        The following is a general description only and is subject to the detailed terms and conditions of the Rights Agreement. A copy of the Rights Agreement, including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights to be provided to stockholders of the Company, is included with this Report as Exhibit 4.2.

Rights Evidenced by Common Share Certificates

        The Rights will not be exercisable until the Distribution Date (defined below). Accordingly, Common Share certificates outstanding on the Record Date will evidence the Rights related thereto, and Common Share certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender or transfer of any certificates for Common Shares, even without notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

Distribution Date

        The Rights will separate from the Common Shares, certificates for the rights ("Rights Certificates") will be issued and the Rights will become exercisable upon the earlier of: (i) the close of business on the tenth day (or such later date as may be determined by a majority of the Board of Directors, excluding directors affiliated with the Acquiring Person, as defined below (the "Continuing Directors")) following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Shares (an "Acquiring Person") or (ii) the close of business on the tenth day (or such later date as may be determined by a majority of the Continuing Directors) following the commencement of a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares. The earlier of such dates is referred to as the "Distribution Date".

Issuance of Rights Certificates, Expiration of Rights

        As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights from and after the Distribution Date. Unless otherwise determined by the Board of Directors, all Common Shares issued prior to the Distribution Date will be issued with Rights. Common Shares issued after the Distribution Date may be issued with Rights if such shares are issued (i) upon the exercise, conversion or exchange of securities issued after adoption of the Rights Agreement or (ii) pursuant to the exercise of stock options or under any employee benefit plan or arrangement. Except as otherwise determined by the Board of Directors, no other Common Shares issued after the Distribution Date will be issued with Rights. In addition, no Common Shares issued after the Distribution Date will be issued with Rights if such issuance would result in (or create a significant risk) (i) of material adverse tax consequences to the Company or the person to whom such Rights Certificate would be issued or (ii) that such options or plans would not qualify for otherwise available special tax treatment. The Rights will expire on April 29, 2007 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company or expire upon consummation of certain mergers, consolidations or sales of assets, as described below.

Initial Exercise of the Rights

        Following the Distribution Date, and until the occurrence of one of the subsequent events described below, holders of the Rights will be entitled to receive, upon exercise and the payment of $49 (the "Purchase Price") per Right, one one-thousandth of a Preferred Share.

Exchange Provision

        At any time after an Acquiring Person has become such and prior to the Acquiring Person beneficially owning 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by the Acquiring Person or its affiliates), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

Right to Buy Common Shares at Half Price

        Unless the Rights are earlier redeemed or exchanged, in the event that an Acquiring Person becomes such, other than pursuant to a tender offer which is made for all of the outstanding Common Shares and approved by a majority of the Continuing Directors after determining that the offer is both adequate and otherwise in the best interests of the Company and its stockholders (a "Permitted Offer"), then proper provision will be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise of a Right, a number of Common Shares having a then current value equal to two times the Purchase Price. In the event that the Company does not have a sufficient number of Common Shares available, or the Board decides that such action is necessary or appropriate and not contrary to the interests of Rights holders, the Company may, among other things, instead substitute cash, assets or other securities for the Common Shares into which the Rights would have otherwise been exercisable.

Right to Buy Acquiring Company Stock at Half Price

        Similarly, unless the Rights are earlier redeemed or exchanged, in the event that, after the Shares Acquisition Date (as defined below), (i) the Company consolidates with or merges into another entity, (ii) another entity consolidates with or merges into the Company or (iii) the Company sells or otherwise transfers 50% or more of its consolidated assets or earning power, proper provision must be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise, a number of shares of common stock of the acquiring company having a then current value equal to two times the Purchase Price (unless the transaction satisfies certain conditions and is consummated with a person who acquired shares pursuant to a Permitted Offer, in which case the Rights will expire).

Adjustments to Prevent Dilution

        The Purchase Price payable, the number of Rights and the number of Preferred Shares, Common Shares or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution as set forth in the Rights Agreement. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.


Rights and Preferences of the Preferred Shares

        Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to an aggregate dividend of 1,000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a preferential liquidation payment equal to accrued but unpaid dividends plus the greater of $1,000 per share or 1,000 times the aggregate per share amount to be distributed to the holders of Common Shares. Each Preferred Share will have 1,000 votes, voting together with the holders of Common Shares, except as required by law or the Certificate of Determination of Rights, Preferences and Privileges of Series B Participating Preferred Stock. In the event of any merger, consolidation or other transaction in which Common Shares are changed or exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. These rights are protected by customary anti-dilution provisions. Because of the nature of the dividend, liquidation and voting rights of the Preferred Shares, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

Redemption

        At any time prior to the close of business on the earlier of (i) the tenth day following the date (the "Shares Acquisition Date") of public announcement that an Acquiring Person has become such or such later date as may be determined by a majority of the Continuing Directors and publicly announced by the Company or (ii) the Final Expiration Date of the Rights, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right ("Redemption Price").

No Stockholders' Rights Prior to Exercise

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company (other than any rights resulting from such holder's ownership of Common Shares), including, without limitation, the right to vote or to receive dividends.

Amendment of Rights Agreement

        The provisions of the Rights Agreement may be supplemented or amended by the Board of Directors in any manner prior to the Distribution Date without the approval of Rights holders. After the Distribution Date, the provisions of the Rights Agreement may be supplemented or amended by the Board in order to (i) cure any ambiguity, defect or inconsistency, (ii) to make changes which are deemed necessary or advisable and do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or (iii) to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen (A) the time period governing redemption shall be made at such time as the Rights are not redeemable, or (B) any other period unless for the purpose of protecting, enhancing or clarifying the rights of, and/or benefits to, the holders of Rights.

Certain Anti-takeover Effects

        The Rights approved by the Board are designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited attempt by an acquiror to take over the Company, in a manner or on terms not approved by the Board of Directors. Takeover attempts frequently include coercive tactics to deprive a corporation's Board of Directors and its stockholders of any real opportunity to determine the destiny of the corporation. The Rights have been declared by the Board in order to deter such tactics, including a gradual accumulation of shares in the open market of a 15% or greater position to be followed by a merger or a partial or two-tier tender offer that does not treat all stockholders equally. The Company believes that these tactics often unfairly pressure stockholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their shares.


The Rights are not intended to prevent a takeover of the Company and will not do so. The Rights are not exercisable in the event of a Permitted Offer, as described above. The Rights may be redeemed by the Company at $0.01 per Right within ten days (or such later date as may be determined by a majority of the Continuing Directors) after the accumulation of 15% or more of the Company's outstanding Common Shares by a single acquiror or group. Accordingly, the Rights should not preclude any merger or business combination approved by the Board of Directors. Issuance of the Rights does not in any way weaken the financial strength of the Company or interfere with its business plans. The issuance of the Rights has no immediate dilutive effect, will not affect reported earnings per share, should not be taxable to the Company or to its stockholders and will not change the way in which the Company's shares are presently traded. The Company's Board of Directors believes that the Rights represent a sound and reasonable means of addressing the complex issues of corporate policy created by the current takeover environment. However, the Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board of Directors. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Company's Board of Directors, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

        (C)


        Exhibit 3.7 Amendment to the Company's Amended and Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on May 15, 1997, changing the Company's name to Connetics Corporation.

        Exhibit 3.8 Certificate of Designation of Rights, Preferences and Privileges of Series B Participating Preferred Stock, as filed with the Delaware Secretary of State on May 15, 1997. Reference is made to Exhibit 4.2.

        Exhibit 4.2(1)  Preferred Shares Rights Agreement, dated as of
                        May 20, 1997, between Connetics Corporation and U.S. Stock Transfer Corporation, including the Certificate of Designation of Rights, Preferences and Privileges of Series B Participating Preferred Stock, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

        Exhibit 10.1 Common Stock and Warrant Purchase Agreement, dated May 15, 1997 by and among the Company, Genentech, Inc. and certain investors.

        Exhibit 10.2 Registration Rights Agreement, dated May 15, 1997 by and among the Company and certain investors.

        Exhibit 10.3 Form of Common Stock Purchase Warrant issued to certain investors on May 16, 1997.


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(1) Incorporated by reference from Exhibit 1 filed with the Company's Registration Statement on Form 8-A filed on May 23, 1997 to register Preferred Share Purchase Rights under the Company's stockholder rights plan, adopted by the Company's board of directors on April 29, 1997.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CONNETICS CORPORATION
                                    (Registrant)



Dated:  May 23, 1997                By:  /s/ Cynthia M. Butitta
                                         ----------------------
                                         Cynthia M. Butitta
                                         Vice President, Finance and
                                         Administration and Chief Financial
                                         Officer

                                INDEX TO EXHIBITS


        EXHIBITS

        Exhibit 3.7 Amendment to the Company's Amended and Restated Certificate of Incorporation, as filed with the Delaware Secretary of State on May 15, 1997, changing the Company's name to Connetics Corporation.

        Exhibit 3.8 Certificate of Designation of Rights, Preferences and Privileges of Series B Participating Preferred Stock, as filed with the Delaware Secretary of State on May 15, 1997. Reference is made to Exhibit 4.2.

        Exhibit 4.2(1)  Preferred Shares Rights Agreement, dated as of
                        May 20, 1997, between Connetics Corporation and U.S. Stock Transfer Corporation, including the Certificate of Designation of Rights, Preferences and Privileges of Series B Participating Preferred Stock, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

        Exhibit 10.1 Common Stock and Warrant Purchase Agreement, dated May 15, 1997 by and among the Company, Genentech, Inc. and certain investors.

        Exhibit 10.2 Registration Rights Agreement, dated May 15, 1997 by and among the Company and certain investors.

        Exhibit 10.3 Form of Common Stock Purchase Warrant issued to certain investors on May 16, 1997.

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(1) Incorporated by reference from Exhibit 1 filed with the Company's Registration Statement on Form 8-A filed on May 23, 1997 to register Preferred Share Purchase Rights under the Company's stockholder rights plan, adopted by the Company's board of directors on April 29, 1997.